UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF THE EARLIEST EVENT REPORTED): April 21, 2015 (April 20, 2015)

FIBROCELL SCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341
(Address of principal executive offices and zip code)

(484) 713-6000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 20, 2015, the Board of Directors of Fibrocell Science, Inc. (the “Company”) adopted an amendment to the Fourth Amended and Restated Bylaws of the Company (the “Bylaws Amendment”). The Bylaws Amendment became effective on April 20, 2015. The purpose of the Bylaws Amendment was to clarify the required vote for matters being considered by the Company’s stockholders.

The foregoing is a summary description of the Bylaws Amendment and is qualified in its entirety by reference to the full text of the Bylaws Amendment. This description should be read in conjunction with the Bylaws Amendment, a copy of which is filed as Exhibit 3.1 and is incorporated by reference into this Form 8-K.

Item 7.01. Regulation FD Disclosure.

On April 21, 2015, the Company posted the presentation attached as exhibit 99.1 on its web site www.fibrocellscience.com. The presentation is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.        Description
3.1            Bylaws Amendment to the Fourth Amended and Restated Bylaws, effective April 20, 2015
99.1            Corporate Presentation dated April 21, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.
By:	/s/ Keith A. Goldan
Keith A. Goldan
SVP and Chief Financial Officer
Date: April 21, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws Amendment to the Fourth Amended and Restated Bylaws, effective April 20, 2015
99.1	Corporate Presentation dated April 21, 2015